DEED OF TRUST, SECURITY AGREEMENT,
                             AND FINANCING STATEMENT


THE STATE OF TEXAS      )
                        )    KNOW ALL MEN BY THESE PRESENTS:
COUNTY OF HAYS          )


          THIS DEED OF TRUST AND SECURITY AGREEMENT dated as of the 31st day of May, 2000, is given by OUR FOOD PRODUCTS GROUP, INC., a Texas corporation (herein called the "Grantors," whether one or more), whose mailing address is #1 Chisholm Trail, Buda, Texas 78610 unto Michelle Salisbury Trustee (herein called the "Trustee") whose mailing address is 6100 Bandera Road, Suite SL100, San Antonio, TX 78238, in trust for WELLS FARGO BUSINESS CREDIT, INC., a Minnesota corporation (herein called the "Beneficiary"), whose address is Norwest Center, N9312-040, Sixth Street and Marquette Avenue, Minneapolis, Minnesota 55479.


                              W I T N E S S E T H:
                              - - - - - - - - - -


          FOR AND IN CONSIDERATION of the Indebtedness hereinafter described, Grantors have granted, bargained, sold and conveyed, and by these presents do grant, bargain, sell and convey, in trust, unto the Trustee, his successors and assigns, forever, all and singular the property hereinafter described, situated in the County of Hays and State of Texas, to wit:

          (a) All that certain tract or parcel of land located at #1 Chisholm Trail, Buda, Texas, and more particularly described in EXHIBIT "A" attached hereto and incorporated herein by reference for all purposes;

          (b) All rights, titles, interests, estates, reversions and remainders owned or to be owned by Grantors in and to the above described premises and in and to the properties covered hereby;

          (c) All rents, income, issues and profits thereof, subject however, to the right, power and authority given to and conferred upon Beneficiary to collect and apply such rents, issues and profits;

          (d) All lands owned or to be owned by Grantors next or adjacent to any land herein described or herein mentioned including, without limitation, all rights, titles and interests of Grantors owned or to be owned in and to all easements, streets and rights-of-way of every kind and nature adjoining


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the said lands and all public or private  utility  connections  thereto  and all appurtenances, servitudes, rights, ways, privileges and prescriptions thereunto, including without limitation easement rights for ingress, egress, parking, utilities and drainage;

          (e) All buildings and improvements of every kind and description now or hereafter erected or placed on said real property and all materials intended for construction, reconstruction, alterations and repairs of such improvements now or hereafter so erected;

          (f) All rights, titles and interests of Grantors owned or to be owned in and to all oil, gas, coal, uranium and other minerals in, under or which may be produced or saved from the above described premises and properties covered hereby, all leases, pooling agreements, farmout agreements and other agreements relating to said minerals, and all products of any kind refined from said minerals;

          (g) All goods, machinery, apparatus, equipment, fittings, fixtures, inventory, furniture, furnishings, and articles of personal property of every kind and nature whatsoever owned or hereafter acquired by Grantors, or in which Grantors have an interest, and now or hereafter affixed to, or located on or about said real property or used in connection with the operations of said real property (including, without limitation, all heating, lighting, laundry, power equipment, engines, pipes, pumps, tanks, motors, conduits, switchboards, plumbing, cleaning, fire prevention, fire extinguishing, refrigerating, ventilating, and communications apparatus, air cooling and air conditioning apparatus, ducts and compressors, elevators, alarm systems, escalators, shades, carpets, awnings, screens, doors and windows, dishwashers, disposals, stoves, refrigerators, ovens, attached cabinets, partitions, plants, shrubbery, swimming pool, office and clubhouse furniture and furnishings, other furniture and furnishings);

          (h) All awards heretofore and hereafter made by reason of the taking by eminent domain of the whole or any part of said real property and any improvements, including any awards for use and occupation and for change of grade of streets;

          (i) All proceeds of insurance monies hereafter paid by reason of loss or damage by fire, lightning, explosion, tornado, windstorm, earthquake or other hazard to the whole or any part of said real property and improvements thereon;

          (j) Without limitation of the foregoing, any and all rights, rents, revenues, benefits, leases, contracts, bonds including any and all payment and performance bonds, accounts, general intangibles (including without limitation, tradenames, trademarks, service marks and copyrights), books and records, computers, computer programs and software, chattel paper, money, instruments, documents, receipts, agreements for architectural and engineering services, agreements for construction, plans, studies and analyses (including without limitation architectural, engineering, electrical and mechanical plans, studies and analyses), permits, certificates of occupancy, building certificates, commitments (including without limitation loan commitments), surveys, licenses, rights to water and wastewater availability and capacity, franchises, agreements and any other contract or agreement relating to or

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in  connection  with said real  property or any business  conducted on said real property, tenements, hereditaments and appurtenances now or hereafter owned by Grantors and appertaining to, generated from, arising out of or belonging to the above described properties or any part thereof;

          (k) All proceeds, products, additions to, substitutions for and accessions of any and all of the foregoing property and estates;

(all of the aforesaid being hereinafter sometimes called the "Mortgaged Property").

          TO HAVE AND TO HOLD the Mortgaged Property unto Trustee, his successors in this trust and his assigns, forever, and Grantors do hereby bind Grantors, their respective heirs, legal representatives, successors and assigns, to warrant and forever defend the Mortgaged Property unto Trustee, his successors and assigns, forever, against the claim or claims of all persons whomsoever claiming or to claim the same, or any part thereof, subject only to the Permitted Encumbrances.

                                    ARTICLE I

                                   DEFINITIONS

          Section 1.01 TERMS DEFINED ABOVE. As used in this Deed of Trust, the terms "Beneficiary," "Grantors," "Mortgaged Property" and "Trustee" shall have the respective meanings indicated above.

          Section 1.02 CERTAIN DEFINITIONS. The following terms shall have the meanings assigned to them below whenever they are used in this Deed of Trust, unless the context clearly otherwise requires. Except where the context otherwise requires, words imparting the singular number shall include the plural number and vice versa.

          "Beneficial Ownership Interest" shall mean any shareholder or other equity interest in Grantors.

          "Collateral" shall mean all personal property described in the granting clause hereof which is secured hereby, and all proceeds thereof.

          "Credit Agreement " shall mean that certain Credit and Security Agreement of even date herewith executed by and between the Grantors, as borrower and the Beneficiary, as lender, as the same may be hereafter amended, supplemented, extended and modified from time to time, pursuant to which the Beneficiary has agreed to extend a certain revolving loan and term credit facilities to the Grantors as more specifically set forth therein.

          "Deed of Trust" shall mean this Deed of Trust, Security Agreement and Financing Statement and any amendments or supplements hereto.

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


          "DTPA"  shall  mean  the  Texas  Deceptive  Trade   Practices-Consumer
Protection Act, Subchapter E of Chapter 17 of the Texas Business and Commerce Code.

          "Event of Default" shall mean the events described in Article IV hereof.

          "Governmental Requirements" shall mean all laws, ordinances, statutes, codes, rules, regulations, orders, and decrees of the United States, the State of Texas, and all local or governmental or regulatory authorities exercising jurisdiction over the Grantors or the Mortgaged Property.

          "Grantors' Agents" shall mean the Grantors' agents, contractors, authorized representatives and employees.

          "Hazardous Material" shall mean any radioactive, hazardous, or toxic substance, material, waste or similar term, the presence of which on the Mortgaged Property, or the discharge or emission of which from the Mortgaged Property, is prohibited by Governmental Requirements or which require special handling in collection, storage, treatment, or disposal by any Governmental Requirements. The term Hazardous Material includes, but is not limited to, any material, substance, waste or similar term which is:

          (a) Defined as hazardous material under the laws of the State of Texas, as amended from time to time;

          (b) Defined as a hazardous substance under Section 311 of the Federal Water Pollution Control Act (33 U.S.C. Section 1317) as amended from time to time;

          (c) Defined as a hazardous waste under Section 1004 of the federal Resource Conservation and Recovery Act (RCRA) (42 U.S.C. Section 6901, ET SEQ.) as amended from time to time;

          (d) Defined as a hazardous waste substance under Section 101 of the Comprehensive Environmental Response, Compensation and Liability Act (CERCLA) and as amended by the Superfund Amendments and Reauthorization Act (SARA) (42 U.S.C. Section 9601, ET SEQ.) as amended from time to time;

          (e) Defined as a radioactive, hazardous, or toxic substance, waste, material or similar term in any rules and regulations, as amended from time to time, which are adopted by any administrative agency; including, but not limited to the Environmental Protection Agency, the Occupational Safety and Health Administration, and any such similar state or local agency having jurisdiction over the Mortgaged Property, whether or not such rules and regulations have the force of law;

          (f) Determined to contain asbestos or polychlorinated biphenyls;


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

          (g) Defined as radioactive, hazardous, or toxic waste, substance, material or similar term in any other statute, regulation, rule or law presently in effect, or enacted or adopted at any time after the date of this Deed of Trust, by local authorities, the State of Texas, or the United States government; or

          (h)  Subject to  regulation  under the Toxic  Substances  Control  Act
(TSCA) (15 U.S.C. Section 2601, ET -- SEQ.) as amended from time to time.

          "Hazardous Material Contamination" shall mean the contamination (whether presently existing or hereafter occurring) of the Mortgaged Property, or the contamination of the buildings, facilities, soil, ground water, aquifer, air or other elements on, or of, any other property owned by the Grantors, as a result of Hazardous Material at any time (whether before or after the date of this Deed of Trust) emanating from the Mortgaged Property.

          "Indebtedness" or "said Indebtedness" shall mean the following debts and obligations each whether now existing or hereafter incurred:

          (a) The Notes;

          (b) The performance of all covenants and agreements of Grantors herein;

          (c) The payment and performance of all sums and covenants of Grantors pursuant to this Deed of Trust, the Credit Agreement and any and all documents relating to the Credit Agreement, Notes or this Deed of Trust;

          (d) All funds hereafter advanced by Beneficiary to or for the benefit of Grantors, or otherwise, as contemplated by any covenant or provision herein contained, in the Notes or Credit Agreement or for any other purpose, and all other indebtedness, of whatever kind or character, owing or which may hereafter become owing by Grantors to Beneficiary, whether such indebtedness is direct or indirect, primary or secondary, fixed or contingent or arises out of or is evidenced by note, deed of trust, open account, overdraft, endorsement, surety agreement, guaranty or otherwise, it being contemplated that Grantors may hereafter become indebted to Beneficiary in further sum or sums and whether owned directly by Beneficiary or acquired from a third party;

          (e)  All   renewals,   extensions,   rearrangements,   increases   and
modifications of any of the indebtedness described hereinabove; and

         (f) Any and all attorneys' fees and expenses of collection payable under the terms hereof and of the Notes.

          "Notes" shall mean those certain promissory notes of even date herewith executed by Grantors and payable to the order of the Beneficiary to evidence Grantors' repayment obligations

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

under the credit facilities provided in the Credit Agreement, together with any renewals, extensions, rearrangements and modifications thereof, which notes contain a stated maturity date of May 31, 2003.

          "Other Liable Party" shall mean any Person, other than Grantors, primarily or secondarily liable for any of the Indebtedness or one who grants Beneficiary a lien on any property as security for the Indebtedness.

          "Permitted Encumbrances" shall mean those matters described in EXHIBIT "B" attached hereto and incorporated herein by reference for all purposes.

          "Person" shall mean any individual, corporation, trust, trustee, partnership, unincorporated association, government, governmental agency, or court or other authority, including without limitation any officer appointed by any court or other authority.

          "Security Instruments" shall mean all instruments and documents given in connection with or as security for the Notes or other Indebtedness, executed by the Grantors or any other Person including, without limitation, this Deed of Trust.

          "Termination Date" shall mean the date on which this Deed of Trust shall be paid and satisfied in full; except that if this Deed of Trust shall be paid and satisfied by foreclosure, sale under the power of sale herein contained, or the acceptance of a deed in lieu of foreclosure, or by any other means by which title to the Mortgaged Property, or any part thereof, becomes vested in the Beneficiary under this Deed of Trust, the Beneficiary, or any transferee, assignee, subsidiary, or other successor in interest to the Beneficiary, then the Termination Date shall be the later of (i) the date on which this Deed of Trust is paid and satisfied in full, or (ii) the date on which the Grantors and the Grantors' employees, agents, and officers have fully and finally relinquished, surrendered, and delivered up the ownership, use, occupancy, and possession of all portions of the Mortgaged Property.

          "Trustee" shall mean the Trustee named in the opening paragraph hereof, and any substitute or successor trustee.

          "Uniform  Commercial Code" shall mean, subject to the terms of Section
7.12 hereof, the Uniform Commercial Code as adopted in the State of Minnesota and heretofore and hereafter amended or succeeded.


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

                                   ARTICLE II

                              INDEBTEDNESS SECURED

          Section 2.01 SECURITY FOR INDEBTEDNESS. This conveyance is made in trust to secure and enforce the payment of all of the Indebtedness.

          Section 2.02 PLACE OF PAYMENT. The Indebtedness shall be payable at the above stated address of Beneficiary or at such other place as Beneficiary may hereafter direct in writing.

          Section 2.03 INTEREST ON SAID INDEBTEDNESS. Unless otherwise provided in any instrument evidencing the Indebtedness, the Indebtedness and all portions thereof shall bear interest at the same rate per annum as the Revolving Note (as defined in the Credit Agreement) bears, from date of accrual of Indebtedness until paid.

                                   ARTICLE III

                         REPRESENTATIONS, WARRANTIES AND
                              COVENANTS OF GRANTORS

          In order to better secure payment of the Indebtedness, and to secure performance of Grantors' covenants and agreements set forth herein, Grantors do hereby jointly and severally represent, warrant, covenant and agree with Beneficiary and with Trustee as follows:

          Section 3.01 PAYMENT OF SAID INDEBTEDNESS. Grantors shall pay all of the Indebtedness, together with the interest and other appurtenant charges thereon, when the same shall become due, in accordance with the terms of the Notes and all other instruments evidencing the Indebtedness or evidencing any renewals, rearrangements or extensions of the same or any part thereof. The Grantors will do and perform every act and discharge all of the obligations provided to be performed and discharged by the Grantors under the Security Instruments, including this Deed of Trust, at the time or times and in the manner specified.

          Section 3.02 WARRANTY OF TITLE. Grantors represent and warrant that they have in their own right good and indefeasible title in fee simple to the above described land, that the Mortgaged Property is free from encumbrance superior to the liens and security interests hereby created, subject only to the Permitted Encumbrances, and that Grantors have full right and authority to make this conveyance. Grantors agree to maintain and preserve their legal existence and all related rights, franchises and privileges. Grantors shall at all times comply with and perform all obligations under any applicable laws, statutes, regulations or ordinances relating to the Mortgaged Property and Grantors' use and operation thereof.

          Section 3.03 RIGHT OF INSPECTION. The Grantors will permit any officer, employee or agent of the Beneficiary to visit and inspect any of the Mortgaged Property of the Grantors, examine the Grantors' books of record and accounts, take copies and extracts therefrom, and discuss the affairs, finances and accounts of the Grantors with the Grantors' officers, accountants and auditors, all at such times and as often as the Beneficiary may desire.


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          Section 3.04 TAX AND INSURANCE  RESERVE.  If requested by Beneficiary,
Grantors shall create a reserve for the payment of all insurance premiums, taxes and assessments against or affecting the Mortgaged Property by paying the Beneficiary, on the first day of each calendar month prior to the maturity of the Notes, a sum equal to one-twelfth (1/12) of the estimated taxes, assessments and insurance premiums that will next become due and payable on the Mortgaged Property as reasonably estimated by Beneficiary. All such sums shall be held by Beneficiary without interest, unless interest is required by applicable law, for the purposes of paying such premiums, taxes and assessments. Any excess reserve shall, at the discretion of Beneficiary, be credited by Beneficiary on subsequent reserve payments or subsequent payments to be made on the Notes. If Beneficiary elects to credit excess reserves to subsequent reserves or note payments, Beneficiary will credit such excess first to subsequent reserves, provided there is then no event of default and no event has occurred which with notice or the passage of time could result in an event of default. Any deficiency shall be paid by Grantors to Beneficiary on or before the date when such premiums, taxes and assessments shall become delinquent. Transfer of legal title to the Mortgaged Property shall automatically transfer the interest of Grantors in all sums deposited with Beneficiary under the provisions hereof.

          Section 3.05 TAXES. Grantors shall pay all taxes and assessments against the Mortgaged Property, including, without limitation, all taxes in lieu of ad valorem taxes, as the same become due and payable. In the event of the passage after the date of this Deed of Trust of any law by the State of Texas deducting from the Mortgaged Property for the purposes of taxation any lien thereon, or changing in any way the laws now in force for the taxation of mortgages, deeds of trust or indebtedness secured thereby, for state or local purposes, or the manner of the operation of any such taxes so as to affect the interest of Beneficiary, then and in such event, Grantors shall bear and pay the full amount of such taxes. If Grantors fail to pay any such taxes and assessments, including, without limitation, taxes in lieu of ad valorem taxes and taxes against this Deed of Trust or the Indebtedness secured hereby, Beneficiary may pay the same, together with all costs and penalties thereon, at Grantors' expense; provided, however, that if for any reason payment by Grantors of any such new or additional taxes would be unlawful or if the payment thereof would constitute usury or render said indebtedness wholly or partially usurious under any of the terms or provisions of the Notes or this Deed of Trust, or otherwise, Beneficiary may, at its option, declare the Indebtedness with all accrued interest thereon to be immediately due and payable, or Beneficiary may, at its option, pay the amount or portion of such taxes as renders the Indebtedness unlawful or usurious, in which event Grantors shall concurrently therewith pay the remaining lawful and nonusurious portion or balance of said taxes. Grantors shall cause the Mortgaged Property to be segregated on any tax rolls from all other property.

          Section 3.06 CONDEMNATION PROCEEDS. All judgments, decrees and awards or payment for injury or damage to the Mortgaged Property, and all awards pursuant to proceedings for condemnation thereof, including interest thereon, are hereby assigned in their entirety to Beneficiary, who shall apply the same first to reimbursement of all costs and expenses incurred by Beneficiary in connection with such condemnation proceeding and the balance shall be applied to said Indebtedness in such manner as it may elect; and Beneficiary is hereby authorized, in the name of Grantors, to

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execute and deliver valid  acquittances for, and to appeal from, any such award, judgment or decree. If Beneficiary elects to allow a portion of the proceeds of any condemnation proceeding to be paid to Grantors to be used in rebuilding, restoration or repair of the Mortgaged Property, then the disbursement of such proceeds shall be on such terms and subject to such conditions as Beneficiary may specify. Grantors shall promptly notify Beneficiary of the institution or threatened institution of any proceeding for the condemnation of any of the Mortgaged Property. Beneficiary shall have the right to participate in any such condemnation proceeding.

          Section 3.07 DEFENSE OF TITLE. If while this Deed of Trust is in force the title of Trustee to the Mortgaged Property, or any part thereof, shall be endangered or shall be attacked directly or indirectly, Grantors hereby authorize Beneficiary, at Grantors' expense, to take all necessary and proper steps for the defense of said title, including the employment of counsel, the prosecution or defense of litigation, and the compromise or discharge of claims made against said title.

          Section 3.08 COSTS IN COMPLYING WITH COVENANTS. The Grantors will pay all legal fees incurred by the Beneficiary in connection with the preparation, amendment, interpretation, administration and enforcement of this Deed of Trust and any and all other Security Instruments contemplated hereby, and any action in defending any claim or liability arising out of or related to the transactions contemplated by this Deed of Trust. All costs and expenses incurred in performing and complying with Grantors' covenants set forth herein shall be borne solely by Grantors. If, in pursuance of any covenant herein contained, Beneficiary shall pay out any money chargeable to Grantors, or subject to reimbursement by Grantors under the terms of this Deed of Trust, Grantors shall repay the same to Beneficiary immediately at the place where the Notes or other Indebtedness hereby secured is payable, together with interest thereon at the default rate of interest set forth in the Notes or, if no such rate is applicable, then at the maximum lawful rate of interest permitted by applicable federal or state law to be charged to and paid by Grantors from and after the date of Beneficiary's making such payment. The sum of each such payment shall be added to the Indebtedness hereby secured and thereafter shall form a part of the same; and it shall be secured by this Deed of Trust and by subrogation to all the rights of the Person receiving such payment.

          Section 3.09 CONDITION OF PROPERTY; LIENS; REMOVAL OF LIENS. Grantors shall keep every part of the Mortgaged Property in first class condition and presenting a first class appearance, make promptly all repairs, renewals and replacements necessary to such end, prevent waste to any part of the Mortgaged Property, and do promptly all else necessary to such end; and Grantors shall discharge all claims for labor performed and material furnished therefor, and shall not suffer any lien of mechanics or materialmen therefor to attach to any part of the Mortgaged Property. Grantors shall guard every part of the Mortgaged Property from removal, destruction and damage, and shall not do or suffer to be done any act whereby the value of any part of the Mortgaged Property may be lessened. No building or other property now or hereafter covered by the lien of this Deed of Trust shall be removed, demolished or materially altered or enlarged, nor shall any new building be constructed, without the prior written consent of Beneficiary. Grantors shall not initiate, join in, or consent to any change in any private restrictive covenants, zoning ordinances or other public or

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

private restrictions limiting or defining the uses that may be made of the Mortgaged Property or any part thereof without the prior written consent of Beneficiary. Beneficiary and its agents or representatives shall have access to the Mortgaged Property at all reasonable times in order to inspect same and verify Grantors' compliance with their duties and obligations under this document.

          Section 3.10 PROHIBITION OF SALE, ETC. Except as otherwise expressly permitted under the Credit Agreement, Grantors shall not sell, contract for sale, exchange, assign, convey, transfer, mortgage, grant a security interest in or otherwise dispose of or encumber all or any portion of the Mortgaged Property or any Beneficial Ownership Interest or any legal or equitable right or interest in or to the Mortgaged Property or any Beneficial Ownership Interest without the prior written consent of Beneficiary; nor shall Grantors grant any easement or right-of-way whatever with respect to any of the Mortgaged Property without the joinder therein of Beneficiary, or rent or lease any of the Mortgaged Property for any purpose whatever for a longer period than one (1) year without the prior written consent of Beneficiary; nor shall Grantors subject the Mortgaged Property or any part thereof to any condominium regime or deed or declaration of joint ownership or cooperative housing unit without the prior written consent of Beneficiary.

          Section 3.11 SUCCESSORS TO GRANTORS. In the event the ownership of the Mortgaged Property or any part thereof becomes vested in a person other than Grantors, Beneficiary may, without notice to Grantors, deal with such successor or successors in interest with reference to this Deed of Trust and to the Indebtedness in the same manner as with Grantors, without in any way vitiating or discharging Grantors' liability hereunder or upon the Indebtedness. No sale of the Mortgaged Property and no forbearance on the part of Beneficiary, and no extension of the time for the payment of the Indebtedness, given by Beneficiary, shall operate to release, discharge, modify, change or affect, either in whole or in part, any original liability of Grantors or the liability of the sureties of Grantors or of any Other Liable Party.

          Section 3.12 RESERVED.

          Section 3.13 RESERVED.

          Section 3.14 BINDING OBLIGATIONS. This Deed of Trust does, and the Notes and other Security Instruments to which the Grantors are a party upon their creation, issuance, execution and delivery will, constitute valid and binding obligations of the Grantors, enforceable in accordance with their terms.

          Section 3.15 NO LEGAL BAR OR RESULTANT LIEN. The Notes and the Security Instruments, including this Deed of Trust, to which the Grantors are a party, do not and will not violate any provisions of the organizational documents of the Grantors, or any contract, agreement, law, regulation, order, injunction, judgment, decree or writ to which the Grantors are subject, or result in the creation or imposition of any lien upon any properties of the Grantors, other than those contemplated by this Deed of Trust.

          Section 3.16 NO CONSENT. The execution, delivery and performance of the Notes and the Security Instruments, including this Deed of Trust, to which the Grantors are a party do not require the consent or approval of any other person, including without limitation any regulatory authority or governmental body of the United States or any state thereof or any political subdivision of the United States or any state thereof.

          Section 3.17 RESERVED.

          Section 3.18 DEFAULTS. The Grantors are not in default (in any respect which materially and adversely affects their business, properties, operations or condition, financial or otherwise) under any indenture, mortgage, deed of trust, agreement or other instrument to which the Grantors are a party or by which the Grantors are bound, except as disclosed to the Beneficiary in writing. No default hereunder has occurred and is continuing.

          Section 3.19 COMPLIANCE WITH THE LAW. The Grantors:

          (a) are not in violation of any law, ordinance, or governmental rule or regulation to which the Grantors or any of their properties are subject;

          (b) have not failed to obtain any license, permit, franchise or other governmental authorization necessary to the ownership of any of its properties or the conduct of its businesses;

which violation or failure might materially and adversely affect the business, prospects, profits, properties or condition (financial or otherwise) of the Grantors.

          Section 3.20 MAINTENANCE. The Grantors will (i) observe and comply with all valid laws, judgments, injunctions, rules, regulations, certificates, franchises, permits and licenses (including without limitation applicable statutes, regulations, orders and restrictions relating to environmental standards or controls or to energy regulations) of all federal, state, county, municipal and other governmental authorities; and (ii) maintain their properties, including the Mortgaged Property, (and any properties leased by or consigned to them or held under title retention or conditional sales contracts) in good and workable condition at all times and make all repairs, replacements, additions, betterments and improvements to their properties as are needful and proper so that the business carried on in connection therewith may be conducted properly and efficiently at all times.

          Section 3.21 REQUIRED INSURANCE. The Grantors will, at the Grantors' sole cost and expense, maintain or cause to be maintained with respect to the Mortgaged Property and each part thereof, the following insurance:

          (a) Insurance from companies acceptable to Beneficiary against any loss or damage to the improvements, covered by an insurance policy of the type known as an "all risk policy," including without limitation coverage for earthquakes and sinkholes, in an amount of the full replacement cost of the improvements but in no event less than $1.5 Million and No/100 Dollars ($1,500,000)

(exclusive of the cost of excavations, foundations, and footings below the lowest basement floor), and with no more than One Thousand and No/100 Dollars ($1,000.00) deductible for the loss payable for any casualty. The policies of insurance carried in accordance with this subsection (a) shall contain the "Replacement Cost Endorsement" with the "Agreed Amount Endorsement", and a standard mortgagee clause in favor of Beneficiary, including Beneficiary's address;

          (b) Business interruption insurance and/or loss of "rental value" insurance in an amount equal to at least twelve (12) months rental income from all leases or subleases;

          (c) Comprehensive public liability and property insurance satisfactory to Beneficiary, listing Beneficiary as an additional insured (including coverage for elevators and escalators, if any) on the Mortgaged Property (and, if any construction of new improvements occurs after execution of this Deed of Trust, completed operations coverage for two (2) years after construction of the improvements has been completed) on an "occurrence basis" against claims for
"personal injury," including, without limitation, bodily injury, death, or property damage occurring on, in or about the Mortgaged Property and the adjoining streets, sidewalks, and passageways, such insurance to afford immediate minimum protection to a limit of not less than 1 Million and No/100 Dollars ($__,000,000.00) with respect to personal injury or death to any one or more persons or damage to property. Such insurance shall include a Broad Form Comprehensive General Liability Endorsement;

          (d) During the course of any future construction or repair of improvements on the Mortgaged Property, workmen's compensation insurance (including employer's liability insurance, if requested by Beneficiary) for all employees of the Grantors engaged on or with respect to the Mortgaged Property in such amount as is reasonably satisfactory to Beneficiary, or, if such limits are established by law, in such amounts;

          (e) During the course of any future construction or repair of improvements on the Mortgaged Property, builder's completed value risk insurance against "all risks of physical loss," including collapse and transit coverage, during construction of such Improvements, with deductibles not to exceed One Thousand and No/100 Dollars ($1,000.00) in non-reporting form, covering the total value of work performed and equipment, supplies and materials furnished. Said policy of insurance shall contain the "permission to occupy upon completion of work or occupancy" endorsement;

          (f) Boiler and machinery insurance covering pressure vessels, air tanks, boilers, machinery, pressure piping, heating, air conditioning, elevator equipment, and escalator equipment, provided the improvements contain equipment of such nature, and insurance against loss of occupancy or use arising from any such breakdown, in such amounts as are reasonably satisfactory to the Beneficiary;

          (g) If the Mortgaged Property described herein is ever designated as part of a flood plain area or any other designation which would make such Mortgaged Property subject to the Federal Flood Insurance Act of 1968, as amended heretofore or hereafter, or any similar law, and flood insurance is available, then the Grantors agree to comply with the requirements of said law (including all regulations and other requirements applicable thereto) in order that flood insurance will be available to said Grantors, and the Grantors agree to obtain for the benefit of the Beneficiary an insurance policy satisfactory to the Beneficiary in all respects (including amount, insurer, form and otherwise), to deliver such policy to the Beneficiary, to pay all expenses in connection therewith and to maintain such insurance in full force and effect at all times at Grantors' expense; and

          (h) Such other insurance, and in such amounts, as may from time to time be customarily required by lending institutions for commercial loans insuring the Beneficiary against the same or other hazards.

          All policies of insurance required by the terms of this Deed of Trust shall contain an endorsement or agreement by the insurer that any loss shall be payable in accordance with the terms of such policy to Beneficiary, notwithstanding any act or negligence of the Grantors which might otherwise result in forfeiture of said insurance and the further agreement of the insurer waiving all rights of set off, counterclaim, or deductions against the Grantors.

          The Grantors may effect for their own account any insurance not required under this section, but any such insurance effected by the Grantors on the Mortgaged Property, whether or not so required, shall be for the mutual benefit of the Grantors and the Beneficiary and shall be subject to the other provisions of this Deed of Trust.

          Section 3.22 DELIVERY OF POLICIES, PAYMENT OF PREMIUMS. All policies of insurance shall be issued by companies and in amounts in each company satisfactory to the Beneficiary. All policies of insurance shall have attached thereto a lender's loss payable endorsement for the benefit of the Beneficiary in form satisfactory to the Beneficiary, including, without limitation, any contribution clause. The Grantors shall furnish the Beneficiary with an original policy of all required policies of insurance. If the Beneficiary consents to the Grantors providing any of the required insurance through blanket policies carried by the Grantors and covering more than one location, then the Grantors shall furnish the Beneficiary with a certificate of insurance for such policy setting forth the coverage, the limits of liability, the name of the carrier, the policy number, and the expiration date. At least fifteen (15) days prior to the expiration of each such policy the Grantors shall furnish the Beneficiary with evidence satisfactory to the Beneficiary of the payment of premium and the reissuance of a policy continuing insurance in force as required by this Deed of Trust. All such policies shall contain a provision that such policies will not be cancelled or materially amended, which term shall include any reduction in the scope or limits of coverage, without at least thirty (30) days prior written notice of the Beneficiary. In the event the Grantors fail to provide, maintain, keep in force, or deliver and furnish to the Beneficiary any of the policies of insurance required by the Security Instruments, the Beneficiary, without waiving or releasing any obligations, defaults or Events of Default by Grantor, may (but shall be under no obligation to do so) procure and maintain such insurance or single-interest insurance for such risks covering the Beneficiary's interest and take any other action with respect thereto which Beneficiary deems advisable, and the Grantors will pay all premiums thereon promptly upon demand by the Beneficiary, and until such payment is made by the

Grantors, the amount of all such premiums together with interest thereon at the default rate hereinafter defined shall be secured by this Deed of Trust.

          Section 3.23 INSURANCE PROCEEDS. After the happening of any casualty to the Mortgaged Property or any part thereof, the Grantors shall give prompt written notice thereof to the Beneficiary.

          (a) In the event of any damage to or destruction of the improvements, the Beneficiary shall have the option in its sole discretion of applying or paying all or part of the insurance proceeds (i) to any Indebtedness secured hereby and in such order as the Beneficiary may determine, or (ii) to the restoration of the improvements, or (iii) to Grantors.

          (b) In the event of such loss or damage, all proceeds of insurance shall be payable to the Beneficiary, and the Grantors hereby authorize and direct any affected insurance company to make payment of such proceeds directly to the Beneficiary. The Beneficiary is hereby authorized and empowered by the Grantors to settle, adjust, or compromise any claims for loss, damage, or destruction under any policy or policies of insurance.

          (c) Except to the extent that insurance proceeds are received by the Beneficiary and applied to the Indebtedness secured hereby, nothing herein contained shall be deemed to excuse the Grantors from repairing or maintaining the Mortgaged Property as provided in this Deed of Trust or restoring all damage or destruction to the Mortgaged Property, regardless of whether or not there are insurance proceeds available or whether any such proceeds are sufficient in amount, and the application or release by the Beneficiary of any insurance proceeds shall not cure or waive any default or notice of default under this Deed of Trust or invalidate any act done pursuant to such notice.

          (d) No prepayment premium shall be applicable to any insurance proceeds received by the Beneficiary under this section.

          Section 3.24 ASSIGNMENT OF POLICIES UPON FORECLOSURE. In the event of foreclosure of this Deed of Trust or other transfer of title or assignment of the Mortgaged Property in extinguishment, in whole or in part, of the debt secured hereby all right, title and interest of the Grantors in and to all policies of insurance required by Section 3.20 shall inure to the benefit of and pass to the successor in interest to the Grantors or the purchaser or grantee of the Mortgaged Property. The Grantors hereby appoint the Beneficiary their attorney-in-fact to endorse any checks, drafts or other instruments representing any proceeds of such insurance, whether payable by reason of loss thereunder or otherwise. This appointment is irrevocable and is coupled with an interest in such proceeds.

          Section 3.25 UTILITIES. Grantors shall pay when due all utility charges which are incurred by the Grantors for the benefit of the Mortgaged Property or which may become a charge or lien against the premises for gas, electricity, water or sewer services furnished to the premises and all other assessments or charges of a similar nature, whether public or private, affecting the Mortgaged Property or any portion thereof, whether or not such taxes, assessments or charges are liens thereon.

          Section 3.26 APPROVAL OF MANAGEMENT COMPANY. Grantors shall not retain or contract to retain any Person for the purpose of managing the Mortgaged
Property, or any part thereof, without the prior written consent of the Beneficiary.

          Section 3.27 SURVIVAL OF WARRANTIES. The Grantors agree to fully and faithfully satisfy and perform the obligations of the Grantors contained in the Grantors' loan application and the Beneficiary's loan commitment, and any such application and commitment between the Grantors and any assignee of the Beneficiary, and each agreement of the Grantors incorporated by reference therein or herein, and any modification or amendment thereof. All agreements, representations, warranties, and covenants of the Grantors contained therein or incorporated by reference shall have been true and correct when made and shall survive the close of escrow and funding of the loan evidenced by the Notes.

          Section 3.28 ADDITIONAL SECURITY. In the event the Beneficiary at any time holds additional security for any of the obligations secured hereby, it may enforce the sale thereof or otherwise realize upon the same, at its option, either before or concurrently herewith or after a sale is made hereunder.

          Section 3.29 RESERVED.

          Section 3.30 MANAGEMENT AGREEMENT. Grantors shall assign to Beneficiary any and all management agreements relating to the Mortgaged Property in form satisfactory to Beneficiary executed by Grantors and the management company.

          Section 3.31 LEGALITY OF LOAN.  The loan  transactions  represented by
the  Notes  and  the  Security   Instruments   complies  with  all  Governmental
Requirements and does not violate any governmental restrictions.

          Section 3.32 RESERVED.

          Section 3.33 THE AMERICAN WITH DISABILITIES ACT. Grantors shall at all times comply with and cause the Mortgaged Property to comply with all laws concerning access of disabled persons, including, without limitation, The Americans with Disabilities Act. Grantors agree to indemnify Beneficiary from and against all loss or damage incurred by Beneficiary as a result of Grantors' failure (i) to comply with such laws, or (ii) to cause any lessee to comply with such laws.

                                   ARTICLE IV

                              DEFAULT; FORECLOSURE

          Section 4.01 EVENTS. Any of the following events shall be considered an "Event of Default" as that term is used herein:

          (a) the occurrence of any "Event of Default" in such term as defined in the Credit Agreement; or

          (b) any representation or warranty made by Grantors in this Deed of Trust proves to have been incorrect in any material respect as of the date thereof; or any representation, statement (including financial statements), certificate or data furnished or made by Grantors or any Other Liable Party under any other Security Instrument proves to have been untrue in any material respect, as of the date as of which the facts therein set forth were stated or certified; or

          (c) default is made in the due observance or performance by Grantors or any Other Liable Party of any of the covenants or agreements contained in this Deed of Trust or any other Security Instrument, and such default continues unremedied beyond the expiration of any applicable grace period which may be expressly allowed thereunder; or

          (d) any Grantor shall have concealed, removed, or permitted to be concealed or removed, any part of its property, with intent to hinder, delay or defraud its creditors or any of them, or made or suffered a transfer of any of its property which may be fraudulent under any bankruptcy, fraudulent transfer or similar law; or shall have made any transfer of its property to or for the benefit of a creditor at a time when other creditors similarly situated have not been paid; or shall have suffered or permitted, while insolvent, any creditor to obtain a lien upon any of its property through legal proceedings or distraint or other process which is not vacated within 60 days from the date thereof; or

          (e) the filing of formal charges under a federal or state law for which forfeiture of any Grantor's property is a potential penalty; or

          (f) except as otherwise expressly permitted under the Credit Agreement, the voluntary or involuntary sale, exchange, assignment, conveyance, transfer, contract for sale, mortgage, grant of security interest or other disposition or encumbrance of all or any portion of the Mortgaged Property (or any interest therein), or all or any part of the Beneficial Ownership Interest or any legal or equitable right or interest in or to the Mortgaged Property or any Beneficial Ownership Interest without the prior written consent of Beneficiary; or

          (g) the grant of any easement or right-of-way whatever with respect to any of the Mortgaged Property without the joinder therein of Beneficiary; or

          (h) the designation of the Mortgaged Property as a condominium or cooperative housing unit or subject to joint ownership, without the prior written consent of Beneficiary.

          Section 4.02 REMEDIES. Upon the happening of any event of default specified in Section 4.01, then, in any such event, Beneficiary, at Beneficiary's option, and without notice (including without limitation notice of default or Beneficiary's intent to take the action described herein) presentment, demand, protest, notice of protest or dishonor, notice of intent to accelerate maturity or notice of acceleration of maturity, all of which are hereby expressly waived by Grantors, may declare the entire unpaid principal and accrued interest on the Indebtedness secured hereby immediately due and payable, whereupon it shall be so due and payable.

          Section 4.03 RIGHT TO FORECLOSE; METHOD OF SALE. If Grantors shall fail to perform faithfully any covenant or agreement herein contained, Grantors hereby authorize and empower Trustee, and each and all of his successors in this trust, at the request of Beneficiary, at any time when Grantors shall be in default in the performance of any such covenant or agreement, to sell the Mortgaged Property at public vendue to the highest bidder, for cash, at the door of the county courthouse of the county in Texas in which the Mortgaged Property or any part thereof is situated, or at the area of such courthouse designated by the commissioners court as the location where real property sales are to take place, as herein described, on the first Tuesday of any month between the hours of 10:00 a.m. and 4:00 p.m. and beginning not later than three (3) hours after the earliest time at which the sale will occur as set forth in the notice of sale hereinafter described, after advertising the time, place and terms of said sale, and the Mortgaged Property to be sold, by posting (or by having some person or persons acting for him post), for at least twenty-one (21) days preceding the date of the sale, written or printed notice of the proposed sale at the courthouse door of said county in which the sale is to be made, and by filing a copy of the notice in the office of the county clerk of the county in which the sale is to be made at least twenty-one (21) days preceding the date of the sale, and if such property is in more than one county, one such notice of sale shall be posted at the courthouse door of each county in which part of such property is situated and such property may be sold at the courthouse door of any one of such counties, and the notice so posted shall designate in which county such property shall be sold; in addition to such posting of notice, the holder of the Indebtedness hereby secured shall at least twenty-one (21) days preceding the date of sale serve written or printed notice of the proposed sale by certified mail on Grantors and on each other debtor, if any, obligated to pay the Indebtedness hereby secured according to the records of such holder. Service of such notice shall be completed upon deposit of the notice, enclosed in a postpaid wrapper, properly addressed to Grantors and such other debtors at their most recent address or addresses as shown by the records of the holder of the Indebtedness hereby secured, in a post office or official depository under the care and custody of the United States Postal Service. The affidavit of any person having knowledge of the facts to the effect that such service was completed shall be prima facie evidence of the fact of service. Grantors agree that no notice of any sale other than as set out in this section need be given by Trustee, Beneficiary or any other person. Grantors hereby designate as their address for the purposes of such notice, the address set out above, and agree that such address shall be changed only by depositing notice of such change, enclosed in a postpaid wrapper, in a post office or official depository under the care and custody of the United States Postal Service, certified mail postage prepaid, return receipt requested, addressed to Beneficiary at the address for Beneficiary set out herein (or to such other address as Beneficiary may have designated by notice given as above provided to Grantors and such other debtors); any such notice of change of address of Grantors or other debtors shall be effective upon receipt by Beneficiary. Any change of address of Beneficiary shall be effective three
(3) business days after deposit thereof in the above described manner in the care and custody of the United States Postal Service. Grantors do hereby authorize and empower Trustee, and each and all of his successors in this trust, to sell the Mortgaged Property, or any interest or estate in the Mortgaged Property, together or in lots or parcels, as such Trustee shall deem expedient, and to execute and deliver to the purchaser or purchasers of the Mortgaged Property good and sufficient deed or deeds of conveyance thereof and bills of sale with covenants of general warranty binding on Grantors and Grantors' respective heirs, legal representatives, successors and assigns.

          Section 4.04 APPLICATION OF PROCEEDS. Trustee making such sale shall receive the proceeds thereof and shall apply the same as follows: (i) he shall pay the reasonable expense of executing this trust, including a commission to himself of five percent (5%) of the gross proceeds of the sale; (ii) after paying such expenses, he shall pay so far as may be possible the Indebtedness hereby secured, discharging first that portion of the Indebtedness arising under the covenants or agreements herein contained and not evidenced by the Notes;
(iii) he shall pay the residue, if any, to Grantors, their respective heirs, legal representatives, successors or assigns. Payment of the purchase price to Trustee shall satisfy the obligation of the purchaser at such sale therefor, and he shall not be bound to look after the application thereof.

         Section 4.05 SUCCESSOR TRUSTEE. If the herein named Trustee shall die or become disqualified from acting in the execution of this trust, or shall fail or refuse to execute the same when requested by Beneficiary so to do, or if, for any reason, Beneficiary shall prefer to appoint a substitute trustee to act instead of the herein named Trustee, Beneficiary shall have full power to appoint, at any time by written instrument, a substitute trustee, and, if necessary, several substitute trustees in succession, who shall succeed to all the estates, rights, powers and duties of Trustee named herein, and no notice of such appointment need be given to Grantors or to any other person or filed for record in any public office. Such appointment may be executed by any authorized agent of Beneficiary; and if Beneficiary is a corporation and such appointment is executed in its behalf by any officer of such corporation, such appointment shall be conclusively presumed to be executed with authority and shall be valid and sufficient without proof of any action by the board of directors or any superior officer of the corporation. Grantors, severally, hereby ratify and confirm any and all acts that Trustee, or his successor or successors in this trust, shall do lawfully by virtue hereof. Grantors hereby agree, on behalf of Grantors and of Grantors' respective heirs, legal representatives, successors and assigns, that the recitals contained in any deed or deeds or other instrument executed in due form by any Trustee or substitute trustee, acting under the provisions of this instrument, shall be prima facie evidence of the facts recited, and that it shall not be necessary to prove in any court, otherwise than by such recitals, the existence of the facts essential to authorize the execution and delivery of such deed or deeds or other instrument and the passing of title thereby, and all prerequisites and requirements of any sale or sales shall be conclusively presumed to have been performed, and all persons subsequently dealing with the mortgaged property purported to be conveyed by such deed or deeds or other instrument, including without limitation, the purchaser or purchasers thereof, shall be fully protected in relying upon the truthfulness of such recitals.

          Section 4.06 DISAFFIRMANCE OF AGREEMENTS. The purchaser at any trustee's or foreclosure sale hereunder may disaffirm any easement granted, or rental or lease contract made, in violation of any provision of this Deed of Trust, and may take immediate possession of the Mortgaged Property free from, and despite the terms of, such grant of easement and rental or lease contract.

          Section 4.07 BENEFICIARY MAY PURCHASE. Beneficiary may bid and being the highest bidder therefor, become the purchaser of any or all of the Mortgaged Property at any trustee's or foreclosure sale hereunder and shall have the right to credit the amount of the bid upon the amount of the Indebtedness owing to Beneficiary, in lieu of cash payment.

          Section 4.08 PARTIAL FORECLOSURE AND SALE. It is agreed that if default be made in the payment of any installment of the Notes or other Indebtedness secured by this Deed of Trust, or in the observance or performance of any covenant or agreement of Grantors contained or referred to herein, the holder of the Indebtedness or any part thereof under which such default occurs shall have the option to proceed with foreclosure in satisfaction of such item either through the courts or by directing Trustee or his successors in trust to proceed as if under a full foreclosure, conducting the sale as herein provided, and without declaring the whole Indebtedness due, and provided that if sale is made because of default of an installment, or a part of an installment, such sale may be made subject to the unmatured part of the Notes or other Indebtedness secured by this Deed of Trust; and it is agreed that such sale, if so made, shall not in any manner affect the unmatured portion of the Indebtedness, but as to such unmatured portion of the Indebtedness, this Deed of Trust shall remain in full force and effect just as though no sale had been made under the provisions of this Section. It is further agreed that several sales may be made hereunder without exhausting the right of sale for any unmatured portion of the Indebtedness, it being the intention of the parties hereto to provide for a foreclosure and sale of the security for any matured portion of the Indebtedness without exhausting the power to foreclose and to sell the security for any other portion of the Indebtedness whether matured at the time or subsequently maturing. It is agreed that an assignee holding any installment or part of any installment of the Notes or other Indebtedness secured hereby shall have the same powers as are hereby conferred on the holder of the Indebtedness to proceed with foreclosure on a matured installment or installments, and also to request Trustee or successors in trust to sell the Mortgaged Property or any part thereof; but if an assignee forecloses or causes a sale to be made to satisfy any installment, part of an installment, or installments, then such foreclosure or sale shall be made subject to all of the terms and provisions hereof with respect to the unmatured part of the Notes and other Indebtedness secured hereby owned by the then holder of such Indebtedness.

          Section 4.09 GRANTORS' TENANCY AT SUFFERANCE UPON SALE. In the event that there be a Trustee's sale hereunder, and, if at the time of such sale, Grantors, or their heirs, legal representatives, successors or assigns, are occupying the Mortgaged Property so sold, each and all shall immediately become the tenant of the purchaser at such sale, which tenancy shall be a tenancy from day to day, terminable at the will of either tenant or landlord, at a reasonable rental per day based upon the value of said property, such rental to be due daily to the purchaser. An action of forcible detainer and/or any other legal proceedings shall lie if the tenant holds over after a demand in writing for possession of said property; and this agreement and Trustee's deed shall constitute a lease and agreement under which the tenant's possession, each and all, arose and continued.

                                    ARTICLE V

                               SECURITY AGREEMENT

          Section 5.01 SECURITY INTEREST. To further secure the Indebtedness, Grantors hereby grant a security interest to Beneficiary in and to the Collateral; but the mention of proceeds of Collateral in this Deed of Trust shall not be construed as an authorization for the sale or surrender by Grantors of Collateral. This document shall constitute a security agreement as well as a mortgage and deed of trust.

          Section 5.02 SPECIFIC COVENANTS. The following applies with respect to
Collateral:

          A. In addition to and cumulative of any other remedies granted in this Deed of Trust to Beneficiary, Beneficiary may, upon default hereunder, proceed under Chapter 9 of the Uniform Commercial Code as to all or any part of the Collateral and shall have and may exercise with respect to all or any part of the Collateral all of the rights, remedies and powers of a secured party under the Uniform Commercial Code, including, without limitation, the right and power to repossess, retain and to sell, at public or private sale or sales, or otherwise dispose of, lease or utilize the Collateral or any part thereof and to dispose of the proceeds in any manner authorized or permitted under the applicable provisions of the Uniform Commercial Code, and to apply the proceeds thereof toward payment of Beneficiary's reasonable attorneys' fees and other expenses and costs of pursuing, searching for, receiving, taking, keeping, storing, advertising, and selling the Collateral thereby incurred by Beneficiary, and toward payment of the Indebtedness in such order and manner as Beneficiary may elect consistent with the provisions of the Uniform Commercial Code. Nothing in this Section 5.02 shall be construed to impair or limit any other right or power to which Beneficiary may be entitled at law or in equity.

          B. Among the rights of Beneficiary upon default and acceleration of the Indebtedness pursuant to the provisions hereof, and without limitation, Beneficiary shall have the right (but not the obligation), without being deemed guilty of trespass and without liability for damages thereby occasioned: (i) to enter upon any premises where said Collateral may be situated and take possession of the Collateral, or render it unusable, or dispose of the Collateral on Grantors' premises, and Grantors agree not to resist or to interfere; and (ii) to take any action deemed necessary or appropriate or desirable by Beneficiary at Beneficiary's option and in its discretion, to repair, refurbish or otherwise prepare the Collateral for sale, lease or other use or disposition as herein authorized. Beneficiary may at Beneficiary's discretion require Grantors to assemble the Collateral and make it available to Beneficiary at a place designated by Beneficiary.

          C. Upon the occurrence of an Event of Default, Beneficiary shall be deemed irrevocably appointed agent and attorney-in-fact as to performance by the Grantors of Grantors' obligations under all permits, certificates, licenses, rights to water and wastewater availability and capacity, franchises, commitments and contracts described in Granting Clause (j) hereof, and as to the enforcement of Grantors' rights and remedies under such permits, certificates, licenses, rights to water and wastewater availability and capacity, franchises, commitments, and contracts, and all costs, expenses and liabilities incurred and payments made by Beneficiary as such agent and attorney-in-fact shall be considered a loan by Beneficiary to Grantors which shall be repayable on demand and which shall bear interest at the applicable rate of interest under the Notes. Such appointment of Beneficiary as agent and attorney-in-fact shall be deemed to be coupled with an interest. Regarding the existence of any Event of Default for purposes of this Deed of Trust, Grantors agree that the issuers of such permits, certificates, licenses, rights to water and wastewater availability and capacity, franchises, and commitments and the contractors and other parties under the contracts may rely upon written certifications from Beneficiary that such an Event of Default exists. Notwithstanding the foregoing, Beneficiary shall have no obligation whatsoever to perform any of Grantors' obligations under such permits, certificates, licenses, rights to water and wastewater availability and capacity, franchises, commitments or contracts.

          D. Beneficiary shall give Grantors notice, by certified mail, postage prepaid, of the time and place of any public sale of any of the Collateral or of the time after which any private sale or other intended disposition thereof is to be made by sending notice to Grantors at the addresses of Grantors set out above at least five (5) days before the time of the sale or other disposition, which provisions for notice Grantors and Beneficiary agree are reasonable; provided, however, that nothing herein shall preclude Beneficiary from proceeding as to both real and personal property in accordance with Beneficiary's rights and remedies in respect to real property as provided in the Uniform Commercial Code, and without any notice to Grantors except for the notices provided for in Section 4.03 hereof.

         E. To the extent such may now or hereafter be permitted under applicable law, Beneficiary is authorized to execute and file financing statements and continuation statements under the Uniform Commercial Code with respect to the Collateral without joinder of Grantors in such execution or filing. Grantors shall execute and deliver to Beneficiary such financing statements, continuation statements and other documents relating to the Collateral as Beneficiary may reasonably request from time to time to preserve and maintain the priority of the security interest created by this Deed of Trust and shall pay to Beneficiary on demand any expenses and attorneys' fees incurred by Beneficiary in connection with the preparation, execution, and filing of this Deed of Trust and of any financing statements, continuation statements, partial releases, termination statements or other documents necessary or desirable to continue or confirm Beneficiary's security interest, or any modification thereof. This document, and any carbon, photographic or other reproduction of this document may be filed by Beneficiary and shall be sufficient as a financing statement. All or part of the Collateral is or is to become fixtures on the real estate constituting a portion of the Mortgaged Property, but this statement shall not impair or limit the effectiveness of this document as a security agreement or financing statement for other purposes, and this Deed of Trust shall constitute a fixture financing statement and, as such, shall be filed for record in the real estate records of the county in which the land covered hereby is located. Grantors shall not change Grantors' name without the prior express written consent of Beneficiary. The name of the record owner of the land covered hereby is the party or parties defined herein as Grantors.

          F. Unless otherwise disclosed to Beneficiary as herein provided, Grantors agree that, except for the security interest granted hereby in the Collateral, Grantors are the owners of the Collateral free of any adverse claim, security interest or encumbrance, and Grantors shall defend the Collateral against all claims and demands of any person at any time claiming the same or any interest therein. Grantors have not heretofore signed any financing statement and no financing statement signed by Grantors is now on file in any public office except those statements, true and correct copies of which have been delivered to Beneficiary. So long as any amount remains unpaid on the Indebtedness, Grantors shall not execute and there shall not be filed in any public office any such financing statement or statements affecting the Collateral other than financing statements in favor of Beneficiary hereunder.

          G. The security interest granted herein shall not be construed or deemed to constitute Beneficiary or Trustee as a trustee or mortgagee in possession of the Mortgaged Property so as to obligate Beneficiary or Trustee to lease the Mortgaged Property or attempt to do the same, or to take any action, incur any expenses or perform or discharge any obligation, duty or liability with respect to the Mortgaged Property or any part thereof or otherwise.

          H. Grantors' and Beneficiary's addresses are as hereinabove set forth.


                                   ARTICLE VI

                            ENVIRONMENTAL COMPLIANCE

          Section 6.01 NO HAZARDOUS MATERIAL. The Grantors warrant and represent that, as of the date hereof, there is no Hazardous Material on or in the Mortgaged Property, or being released or discharged therefrom including, without limitation, all real and personal property described in the granting clause hereof, the soil and the ground water thereof, including the streams crossing or abutting the Mortgaged Property and the aquifer underlying the Mortgaged Property, whether such Hazardous Material be located or placed on or within the Mortgaged Property by spill, release, discharge, disposal, storage, or otherwise. To the best of the Grantors' knowledge after due and diligent inquiry: (i) no part of the Mortgaged Property has ever been used as a manufacturing, storage, or dump site for Hazardous Material, nor is any part of the Mortgaged Property affected by any Hazardous Material Contamination; (ii) no property adjoining the Mortgaged Property has ever been used as a manufacturing, storage, or dump site for Hazardous Material; and (iii) no property adjoining the Mortgaged Property is affected by Hazardous Material Contamination. The Grantors covenant and agree that from the date hereof through the Termination Date, the Grantors and the Grantors' Agents shall not engage in any of the following prohibited activities, and the Grantors shall use their best and diligent efforts to see that the Grantors' invitees and tenants, and such tenants' employees, agents, and invitees shall not:

          (a) Cause or permit any releases or discharges of Hazardous Material from the Mortgaged Property; or

          (b) Cause or permit any manufacturing, holding, handling, retaining, transporting, spilling, leaking, or dumping of Hazardous Material in or on any portion of the Mortgaged Property; or

          (c) Otherwise place, keep, or maintain, or allow to be placed, kept, or maintained, any Hazardous Material on any portion of the Mortgaged Property; provided however that Grantors may use janitorial and similar cleaning supplies in the ordinary course of its business provided further that the same are at all times used, stored and disposed of in accordance with all applicable laws.

          Section 6.02 COMPLIANCE WITH LAW. From the date hereof through the Termination Date, the Grantors shall comply, and cause the Grantors' Agents and the Mortgaged Property to comply, with all laws, ordinances, rules, and regulations of all authorities having jurisdiction over the Grantors, the Grantors' Agents, the Mortgaged Property, or the use of the Mortgaged Property, and pertaining to any Hazardous Material.

          Section 6.03 REMOVAL OF HAZARDOUS MATERIAL AND FREEDOM FROM LIENS. If Hazardous Material is discovered on the Mortgaged Property, the Grantors shall pay immediately when due the cost of removal of any Hazardous Material from the Mortgaged Property in compliance with all Governmental Requirements, and keep the entire Mortgaged Property free of any lien imposed pursuant to any laws, regulations, or orders of any governmental or regulatory authority having to do with the removal of Hazardous Material. Within thirty (30) days after demand by the Beneficiary, the Grantors shall obtain and deliver to the Beneficiary a bond, letter of credit, or similar financial assurance for the benefit of the Beneficiary evidencing, to the Beneficiary's satisfaction, that the necessary funds are available to pay the cost of removing, treating, and disposing of all Hazardous Material or Hazardous Material Contamination on the Mortgaged Property and discharging any assessments or liens which may be established on the Mortgaged Property as a result thereof.

          Section 6.04 HAZARDOUS MATERIAL REPORTS. No report, analysis, study, or other document asserting that Hazardous Material Contamination exists on the Mortgaged Property or identifying any Hazardous Material as being located upon or released or discharged from the Mortgaged Property has been issued. The Grantors shall:

         (a) Give notice to the Beneficiary immediately upon the Grantors' acquiring knowledge of the presence of any Hazardous Material on the Mortgaged Property or of any Hazardous Material Contamination thereon, with a full description thereof;

          (b) Immediately advise the Beneficiary in writing of any notices received by the Grantors or the Grantors' Agents alleging that the Mortgaged Property contains Hazardous Material or Hazardous Material Contamination or that a violation or potential violation of any Governmental Requirements relating to Hazardous Material by the Grantors, the Grantors' Agents, or the Mortgaged Property exists (whether such notices are received from the Environmental Protection Agency, the Occupational Safety and Health Agency, or any other federal, state or local governmental agency or regional office thereof);

          (c) Immediately advise the Beneficiary in writing of any and all enforcement, cleanup, removal or other governmental or regulatory actions instituted, completed or threatened with respect to the Mortgaged Property or any property adjoining the Mortgaged Property pursuant to any Governmental Requirements relating to Hazardous Material;

          (d) Immediately advise the Beneficiary in writing of all claims made or threatened by any third party against the Grantors, the Grantors' Agents, or the Mortgaged Property relating to damage, contribution, cost recovery compensation, loss or injury resulting from any Hazardous Material or Hazardous Material Contamination pertaining to the Mortgaged Property; and

          (e) Immediately advise the Beneficiary in writing upon the Grantors' discovery of any occurrence or condition on any real property adjoining or in the vicinity of the Mortgaged Property which does, or could, cause the Mortgaged Property, or any part thereof, to contain Hazardous Material or Hazardous Material Contamination or otherwise be in violation of any Governmental Requirements relating to Hazardous Material, or cause the Mortgaged Property to be subject to any restrictions on the ownership, occupancy, transferability or use thereof under any Governmental Requirements relating to Hazardous Material.

          Section 6.05 OTHER PROPERTY OF THE GRANTORS. The Grantors covenant, warrant, and represent that there is no property owned or used by the Grantors which contains Hazardous Material or Hazardous Material Contamination, emits or discharges Hazardous Material, or otherwise violates any Governmental Requirements relating to Hazardous Material, such that a charge or lien as a result thereof could be placed upon the Mortgaged Property, or any liability therefor could be imposed upon the Grantors.

          Section 6.06 REMEDIAL ACTION, THE BENEFICIARY'S CONSENT. Without the Beneficiary's prior written consent, which shall not be unreasonably withheld, the Grantors shall not take any remedial action in response to the presence of any Hazardous Material or Hazardous Material Contamination upon or about the Mortgaged Property, nor enter into any settlement agreement, consent decree, or other compromise in respect to any violation or alleged violation of any Governmental Requirements relating to Hazardous Material, which remedial action, settlement, consent or compromise might, in the Beneficiary's judgment, impair the value of the Beneficiary's security hereunder; provided, however, that the Beneficiary's prior consent shall not be necessary in the event that the presence of Hazardous Material or Hazardous Material Contamination on or about the Mortgaged Property either poses an immediate threat to the health, safety or welfare of any individual or is of such a nature that an immediate remedial response is necessary and it is not possible to obtain the Beneficiary's consent before taking such action. In such event, the Grantors shall notify the Beneficiary as soon as practicable of any action so taken. The Beneficiary shall not withhold its consent, where such consent is required hereunder, if either: (i) a particular remedial action is ordered by a court of competent jurisdiction; or
(ii) the Grantors establish to the reasonable satisfaction of the Beneficiary that there is no reasonable alternative to such remedial action which would result in less impairment of the Beneficiary's security hereunder.

          Section 6.07 THE BENEFICIARY'S CORRECTIVE ACTION. In addition to the other remedies provided to the Beneficiary elsewhere in the Security Instruments, the Beneficiary shall have the right, but not the obligation to cause all Hazardous Material or Hazardous Material Contamination found on or in the Mortgaged Property to be removed therefrom, and in such event, the cost of the removal, including all expenses, charges, and fees incurred by the Grantors in connection therewith, including attorneys, engineers, and consultants fees, shall be secured by this Deed of Trust, shall be payable by the Grantors on demand and shall bear interest at the default rate provided in the Notes from the date advanced until paid. The Grantors shall give to the Beneficiary and its agents and employees access to the Mortgaged Property for such purposes; and the Grantors hereby grant to the Beneficiary, its agents and employees, full right and authority to remove any such Hazardous Material or Hazardous Material Contamination from the Mortgaged Property.

          Section 6.08 ENVIRONMENTAL ASSESSMENT. The Beneficiary, at any time and from time to time during the term of the Notes, if it has reasonable cause to suspect that any provision of this Article VI is not being complied with, may notify the Grantors in writing that it desires an environmental site assessment of the Mortgaged Property to be made, and at any time thereafter cause such environmental site assessment to be made of the Mortgaged Property at the Grantors' sole expense. Such assessment(s) shall be performed in a manner reasonably calculated to confirm and verify compliance with the provisions of this Article VI. Such results shall be kept confidential by both the Grantors and the Beneficiary unless either party is legally compelled or required to disclose such results, or disclosure is reasonably required in order to pursue rights or remedies provided herein or at law. If the Grantors fail to pay for the assessment(s) as provided for herein within fifteen (15) days of receipt of billing therefor, the Beneficiary may, at its election, declare a default hereunder, and, with or without declaring such default, add the cost thereof to the indebtedness secured by this Deed of Trust, in which case interest shall accrue at the default rate provided in the Notes on such amount from the day after billing until paid by the Grantors. The Grantors covenant to reasonably cooperate with the persons conducting the assessment to allow entry and reasonable access to all portions of the Mortgaged Property for the purpose of the assessment, to supply such persons with all available historical and operational information regarding the Mortgaged Property as may reasonably be requested by such persons, and to make available for meetings with the persons conducting the assessment appropriate personnel having knowledge of matters relevant to the assessment. The Grantors covenant to comply, at its sole cost and expense, with all recommendations contained in the assessment, including any recommendation for additional testing and studies to detect the presence of Hazardous Material or Hazardous Material Contamination, or to otherwise confirm and verify Grantors' compliance with the provisions of this
Article VI, to the extent required by Beneficiary.

          Section 6.09 INDEMNITY AND HOLD HARMLESS. The Grantors shall be solely responsible for, and hereby agree to indemnify and hold the Beneficiary (including the respective successors, assigns, shareholders, directors, officers, employees and agents of Beneficiary) harmless from, any and all actions, loss, liability, damage, cost, imposition of a lien or expense occasioned by, resulting from, or consequent to any Hazardous Material or Hazardous Material Contamination on the Mortgaged Property; any releases or discharges of Hazardous Material from the Mortgaged Property; any manufacturing, maintaining, holding, handling, transporting, spilling, leaking or dumping of Hazardous Material on or at the Mortgaged Property, or any other violation of any Governmental Requirements relating to Hazardous Material; any claim or assertion that any such Hazardous Material or Hazardous Material Contamination is so located on the Mortgaged Property or that any such activities or violations have been, or are being, engaged in on the Mortgaged Property; or any other failure or alleged failure of Grantors, Grantors' Agents, or the Mortgaged Property to comply with the provisions of this Article VI, notwithstanding any and all attempts by the Grantors to exercise due diligence in ascertaining whether or not any of the events outlined above affect the Mortgaged Property. Such loss, liability, damage, cost, or expense hereby indemnified against shall include, without limitation:

          (a) All consequential damages;

          (b) The costs of any required or necessary repair, cleanup or detoxification of the Mortgaged Property, including the soil and ground water thereof, and the preparation and implementation of any closure, remedial or other required plans;

          (c) Damage to any natural resources; and,

          (d) All reasonable costs and expenses incurred by the Beneficiary in connection with clauses (a), (b) and (c) above, including but not limited to reasonable attorneys' and consultants' fees. All costs and expenses incurred by the Beneficiary for which the Grantors are responsible, or for which the Grantors have indemnified the Beneficiary shall be paid by the Grantors to the Beneficiary upon demand therefore.

The Beneficiary shall have the right, but not the obligation, to join and participate in (as a party if it so elects), any legal or administrative proceedings or actions initiated in connection with any allegation that Grantors, Grantors' Agents, or the Mortgaged Property violate, or have violated, any provision of this Article VI, and to have their reasonable attorneys' and consultants' fees in connection therewith paid by the Grantors upon demand. The aforesaid indemnification and hold harmless agreement shall benefit the Beneficiary from the date hereof and shall not be terminated on the Termination Date, but shall continue thereafter notwithstanding payment, release or discharge of this Deed of Trust or the Indebtedness secured hereby; and, without limiting the generality of the foregoing such obligations shall continue for the benefit of Beneficiary, and their successors and assigns, during and following any possession of the Mortgaged Property thereby or any ownership of the Mortgaged Property by the Beneficiary or its successors and assigns, whether arising by foreclosure or sale under the power of sale contained herein, transfer by deed in lieu of any such sale, or otherwise; such indemnification and hold harmless agreement to continue forever. In the event that the Notes, this Deed of Trust or any other Security Instrument contains a provision pursuant to which the Grantors are relieved of personal liability for such indebtedness, such release of personal liability shall not include a release from Grantors' liabilities and obligations under this Article VI.

          Section 6.10 GRANTORS' FAILURE TO COMPLY. In addition to any other right or remedy contained in this Deed of Trust, or in any other Security Instrument, if the Grantors shall fail to comply with any term, provision, or requirement of this Article VI, and if such failure to comply shall not be corrected within the lesser of the following time periods:

          (a) Fifteen (15) days after notice thereof from Beneficiary; or

          (b) The time period specified by any governmental or regulatory body for corrective action with respect to such failure to comply;

then such failure to comply shall, at Beneficiary's election and without further notice, constitute an Event of Default under this Deed of Trust. Provided, however, if Grantors' failure to comply shall be of such nature that it cannot reasonably be corrected within the correction period, and if the Grantors shall, within said correction period, commence during such failure to comply, and thereafter diligently prosecute such corrective action to completion, and provided the governmental or regulatory body having jurisdiction with respect to such failure shall not object, then the Grantors shall have a reasonable additional period beyond said correction period in which to cure such failure to comply.


                                   ARTICLE VII

                                     GENERAL

          Section 7.01 PARTIAL RELEASES. Any part of the Mortgaged Property may be released by Beneficiary without affecting the lien, security interest and rights hereof against the remainder. The lien, security interest and rights hereby granted shall not affect or be affected by any other security taken for the Indebtedness or any part thereof. The taking of additional security, or the extension or renewal of the Indebtedness or any part thereof, shall at no time release or impair the lien, security interest and rights granted hereby, or affect the liability of any Other Liable Party, or improve the right of any junior lienholder; and this Deed of Trust, as well as any instrument given to secure any renewal or extension of the Indebtedness, or any part thereof, shall be and remain a first and prior lien and security interest on all of the Mortgaged Property not expressly released, until the Indebtedness is completely paid.

          Section 7.02 INVALIDITY. The invalidity, or unenforceability in particular circumstances, of any provision of this Deed of Trust shall not extend beyond such provision or such circumstances and no other provision of this instrument shall be affected thereby.

          Section 7.03 USURY. It is the intention of Beneficiary to conform strictly to applicable usury laws. Accordingly, if the transactions contemplated hereby would be usurious under applicable law, then, in that event, notwithstanding anything to the contrary in any agreement entered into in connection with or as security for the Notes or any instrument evidencing the Indebtedness, it is agreed as follows: (a) the aggregate of all consideration which constitutes interest under applicable law that is taken, reserved, contracted for, charged or received under the Notes or under any of the other aforesaid agreements or otherwise in connection with the Notes or the Indebtedness shall under no circumstances exceed the maximum amount of interest allowed by applicable law, and any excess shall be credited on the Notes and the Indebtedness by the holder thereof (or, if the Notes and the Indebtedness shall have been paid in full, refunded to Grantors); (b) determination of the rate of interest for determining whether the loans under the Notes and the Indebtedness are usurious shall be made by amortizing, prorating, allocating and spreading, during the term of such loans if no demand is made, all interest at any time contracted for, charged or received from the Grantors in connection with such loans, and any excess shall be cancelled, or credited or refunded as set forth in (a) herein; and (c) in the event that maturity of the Notes or the Indebtedness is accelerated by reason of an election by the holder hereof resulting from any default hereunder or otherwise, or in the event of any required or permitted prepayment, then such consideration that constitutes interest may never include more than the maximum amount allowed by applicable law, and excess interest, if any, provided for in the Notes or otherwise shall be cancelled automatically as of the date of such acceleration or prepayment and, if theretofore prepaid, shall be credited on the Notes or the Indebtedness (or if the Notes and the Indebtedness shall have been paid in full, refunded to Grantors).

          Section 7.04 WAIVERS. Grantors, or Grantors' respective heirs, legal representatives, successors or assigns, shall not have or assert, and do hereby waive, any right, under any statute or rule of law pertaining to the marshaling of assets, a sale in inverse order of alienation, the exemption of homestead, the administration of estates of decedents, or other matter whatever, to defeat, reduce or affect the lien, security interest and rights of Beneficiary, under the terms of this Deed of Trust, to a sale of the Mortgaged Property for the collection of the Indebtedness (without any prior or different resort for collection), or the right of Beneficiary, under the terms of this Deed of Trust, to the payment of the Indebtedness out of the proceeds of sale of the Mortgaged Property in preference to every other person and claimant whatever (only reasonable expenses as aforesaid being first deducted).

          Section 7.05 ACTION BY BENEFICIARY NOT A WAIVER. It is expressly agreed that: (a) no waiver of any default on the part of Grantors or breach of any of the provisions of this Deed of Trust shall be considered a waiver of any other or subsequent default or breach, and no delay or omission in exercising or enforcing the rights and powers herein granted shall be construed as a waiver of such rights and powers, and likewise no exercise or enforcement of any rights or powers hereunder shall be held to exhaust such rights and powers, and every such right and power may be exercised from time to time; (b) any failure by Beneficiary to insist upon the strict performance by Grantors of any of the terms and provisions hereof shall not be deemed to be a waiver of any of the terms and provisions hereof, and Beneficiary, notwithstanding any such failure, shall have the right thereafter to insist upon the strict performance by Grantors of any and all of the terms and provisions of this Deed of Trust; (c) neither Grantors nor any Other Liable Party shall be relieved of such obligation by reason of the failure of Beneficiary or Trustee to comply with any request of Grantors, or of any other person so obligated, to take action to foreclose this Deed of Trust or otherwise enforce any of the provisions of this Deed of Trust or of any obligations secured by this Deed of Trust, or by reason of the release, regardless of consideration, of the whole or any part of the security held for the Indebtedness, or by reason of the subordination in whole or in part by Beneficiary of the lien, security interest or rights evidenced hereby, or by reason of any agreement or stipulation with any subsequent owner or owners of the Mortgaged Property extending the time of payment or modifying the terms of the Indebtedness or this Deed of Trust without first having obtained the consent of Grantors or such other person, and, in the latter event, Grantors and all such other persons shall continue liable to make such payments according to the terms of any such agreement of extension or modification unless expressly released and discharged in writing by Beneficiary; (d) regardless of consideration, and without the necessity for any notice to or consent by the holder of any subordinate lien or security interest on the Mortgaged Property, Beneficiary may release the obligation of anyone at any time liable for any of the Indebtedness or any part of the security held for the Indebtedness and may extend the time of payment or otherwise modify the terms of the Indebtedness and/or this Deed of Trust without, as to the security or the remainder thereof, in anywise impairing or affecting the lien or security interest of this Deed of Trust or the priority of such lien or security interest, as security for the payment of the Indebtedness as it may be so extended or modified, over any subordinate lien or security interest; (e) the holder of any subordinate lien or security interest shall have no right to terminate any lease affecting the Mortgaged Property whether or not such lease be subordinate to this Deed of Trust; and (f) Beneficiary may resort for the payment of the Indebtedness to any security therefor held by Beneficiary in such order and manner as Beneficiary may elect.

          Section 7.06 APPLICATION OF PAYMENTS. In the event any portion of the Indebtedness is not, for any reason whatsoever, secured by this Deed of Trust on the Mortgaged Property, the full amount of all payments made on the Indebtedness shall first be applied to such unsecured portion of the Indebtedness until the same has been fully paid.

          Section 7.07 PRIOR INDEBTEDNESS. To the extent that proceeds of the Notes are used to pay any prior indebtedness secured by an outstanding lien, security interest, charge or prior encumbrance against the Mortgaged Property, such proceeds have been advanced by Beneficiary at Grantors' request; and Beneficiary shall be subrogated to any and all rights, powers, equities, liens and security interests owned or granted by any owner or holder of such prior indebtedness, irrespective of whether said security interests, liens, charges or encumbrances are released of record.

          Section 7.08 WITHDRAWAL OF ACTION. In the event Beneficiary shall elect to invoke any of the rights or remedies provided for herein, but shall thereafter determine to withdraw or discontinue same for any reason, it shall have the unqualified right to do so, whereupon all parties shall be automatically restored and returned to their respective positions regarding the Indebtedness and this document as shall have existed prior to the invocation of Beneficiary's rights hereunder and the rights, powers and remedies of Beneficiary hereunder shall be and remain in full force and effect.

          Section 7.09 FURTHER ACTION. Grantors agree that they shall execute and deliver such other and further documents and do and perform such other acts as may be reasonably necessary and proper to carry out the intention of the parties as herein expressed and to effect the purposes of this document and the loan transaction referred to herein. Without limitation of the foregoing, Grantors agree to execute and deliver such documents as may be necessary to cause the liens and security interests granted hereby to cover and apply to any property placed in, or about the Mortgaged Property in addition to, or replacement or substitute for any of the Mortgaged Property.

          Section 7.10 SUCCESSORS AND ASSIGNS. The covenants herein contained shall inure to the benefit of Beneficiary and Trustee, their heirs, legal representatives, successors and assigns, and shall be binding upon the respective heirs, legal representatives, successors and assigns of Grantors, and any subsequent owner or owners of the Mortgaged Property, but nothing in this Section shall constitute an authorization for Grantors to sell or in any way dispose of the Mortgaged Property or any part thereof if otherwise prohibited by any of the terms hereof.

          Section 7.11 DEFEASANCE. All of the covenants and agreements of Grantors set forth herein shall survive the execution and delivery of this document and shall continue in full force until the Indebtedness is paid in full. No release of this conveyance or the lien thereof shall be valid unless executed by Beneficiary.

          Section 7.12 CHOICE OF LAW. This Deed of Trust and the Indebtedness arising in connection herewith shall be governed by, and construed in accordance with, the laws of the State of Minnesota applicable to contracts made and performed in such State and any applicable law of the United States of America, including, without limiting the generality of the foregoing, matters of construction, validity and performance, except that at all times the provisions for the creation, perfection, and enforcement of the liens and security interests created pursuant hereto shall be governed by and construed according to the law of Texas, it being understood that, to the fullest extent permitted by the law of Texas, the law of the State of Minnesota shall govern the validity and the enforceability of this Deed of Trust and the Indebtedness arising in connection herewith. To the fullest extent permitted by law, Mortgagor hereby unconditionally and irrevocably waives any claim to assert that the law of any other jurisdiction governs this Deed of Trust, the Credit Agreement, the Notes and the other Loan Documents and this Deed of Trust, the Credit Agreement, the Notes and the other Loan Documents shall be governed by and construed in accordance with the laws of the State of Minnesota.

          Section 7.13 REMEDIES CUMULATIVE. The execution and delivery of this Deed of Trust in no manner shall impair or affect any other security (by endorsement or otherwise) for the Indebtedness. No security taken hereafter as security for the Indebtedness shall impair in any manner or affect this Deed of Trust. All such present and future additional security, and all rights and remedies under any and all Security Instruments, shall be cumulative and may be pursued singly or together.

          SECTION 7.14 DTPA WAIVER. GRANTORS ACKNOWLEDGE AND AGREE, ON GRANTORS' OWN BEHALF AND ON BEHALF OF ANY PERMITTED ASSIGNS AND SUCCESSORS HEREAFTER, THAT THE DTPA IS NOT APPLICABLE TO THIS TRANSACTION. ACCORDINGLY, GRANTORS' RIGHTS AND REMEDIES WITH RESPECT TO THE TRANSACTION CONTEMPLATED UNDER THIS DEED OF TRUST, THE NOTES AND ALL OTHER SECURITY INSTRUMENTS, AND WITH RESPECT TO ALL ACTS OR PRACTICES OF THE BENEFICIARY, PAST, PRESENT OR FUTURE, IN CONNECTION WITH SUCH TRANSACTION, SHALL BE GOVERNED BY LEGAL PRINCIPLES OTHER THAN THE DTPA. IN FURTHERANCE THEREOF, GRANTORS AGREE AS FOLLOWS:

          (A) GRANTORS REPRESENT THAT GRANTORS HAVE KNOWLEDGE AND EXPERIENCE IN FINANCIAL AND BUSINESS MATTERS THAT ENABLE GRANTORS TO EVALUATE THE MERITS AND RISKS OF THE BUSINESS TRANSACTION THAT IS THE SUBJECT OF THIS DEED OF TRUST. GRANTORS ALSO REPRESENT THAT GRANTORS ARE NOT IN A SIGNIFICANTLY DISPARATE BARGAINING POSITION IN RELATION TO BENEFICIARY. GRANTORS HAVE NEGOTIATED THE LOAN DOCUMENTS WITH BENEFICIARY AT ARM'S LENGTH AND HAVE WILLINGLY ENTERED INTO THE LOAN DOCUMENTS.

          (B) GRANTORS REPRESENT THAT (I) GRANTORS HAVE BEEN REPRESENTED BY FISCHBEIN, BADILLO, WAGNER & HARDING, AS LEGAL COUNSEL IN THE TRANSACTION CONTEMPLATED BY THIS DEED OF TRUST, THE NOTES AND ALL OTHER SECURITY INSTRUMENTS, AND (II) SUCH LEGAL COUNSEL WAS NOT DIRECTLY OR INDIRECTLY IDENTIFIED, SUGGESTED OR SELECTED BY BENEFICIARY OR AN AGENT OF BENEFICIARY.

          (C)  THIS  AGREEMENT   RELATES  TO  A  TRANSACTION   INVOLVING   TOTAL
CONSIDERATION BY GRANTOR OF MORE THAN $100,000.00 AND DOES NOT INVOLVE THE GRANTORS' RESIDENCE.

GRANTORS AGREE, ON GRANTORS' OWN BEHALF AND ON BEHALF OF GRANTORS' PERMITTED ASSIGNS AND SUCCESSORS, THAT ALL OF THE GRANTORS' RIGHTS AND REMEDIES UNDER THE DTPA ARE WAIVED AND RELEASED, INCLUDING SPECIFICALLY, WITHOUT LIMITATION, ALL RIGHTS AND REMEDIES UNDER THE DTPA RESULTING FROM OR ARISING OUT OF ANY AND ALL ACTS OR PRACTICES OF BENEFICIARY IN CONNECTION WITH THIS TRANSACTION, WHETHER SUCH ACTS OR PRACTICES OCCUR BEFORE OR AFTER THE EXECUTION OF THIS

DEED OF TRUST; PROVIDED, HOWEVER, NOTWITHSTANDING ANYTHING TO THE CONTRARY HEREIN, GRANTORS DO NOT WAIVE SECTION 17.555 OF THE DTPA.

         IN FURTHERANCE THEREOF, GRANTORS AGREE THAT BY SIGNING THIS AGREEMENT, GRANTORS AND ANY PERMITTED ASSIGNS AND SUCCESSORS ARE BOUND BY THE FOLLOWING
WAIVER:

         WAIVER OF CONSUMER RIGHTS. GRANTORS WAIVE THEIR RIGHTS UNDER THE DECEPTIVE TRADE PRACTICES--CONSUMER PROTECTION ACT, SECTION 17.41 ET SEQ., BUSINESS & COMMERCE CODE, TO THE EXTENT APPLICABLE, A LAW THAT GIVES CONSUMERS SPECIAL RIGHTS AND PROTECTION. AFTER CONSULTATION WITH AN ATTORNEY OF GRANTORS' OWN SELECTION, GRANTORS VOLUNTARILY CONSENT TO THIS WAIVER.

          Section 7.15 RELEASE OF LIABILITY. To the maximum extent permitted by law from time to time in effect, each Grantor hereby knowingly, voluntarily and intentionally (and after each has consulted with its own attorney) irrevocably and unconditionally agrees that no claim may be made by any Grantor against the Beneficiary or any of its affiliates, participants, shareholders, directors, officers, employees, attorneys, accountants, or agents or any of its or their successors and assigns, for any actual, special, indirect, consequential or punitive damages in respect of any breach or wrongful conduct (whether the claim is based on contract, tort or statute) arising out of, or related to, the transactions contemplated by any of this Deed of Trust, the Notes, the Security Instruments or any other related documents, or any act, omission, or event occurring in connection herewith or therewith. In furtherance of the foregoing, each Grantor hereby waives, releases and agrees not to sue upon any claim for any such damages, whether or not accrued and whether or not known or suspected to exist in its favor, and each Grantor shall indemnify and hold harmless Beneficiary and its affiliates, participants, shareholders, directors, officers, employees, attorneys, accountants and agents and their successors and assigns of and from any such claims. Upon the full payment of the Indebtedness, and prior to Beneficiary releasing any lien or security interest in property given to secure the Indebtedness, Grantors shall execute a release agreement, in form and substance satisfactory to Beneficiary, releasing Beneficiary and Beneficiary's affiliates, participants, shareholders, directors, officers, employees, agents and attorneys from any and all claims, demands, actions, causes of action, costs, expenses and liabilities whatsoever, known or unknown, at law or in equity, which the Grantors may have, as of the date of execution of such release or in the future, against the Beneficiary and Beneficiary's affiliates, participants, shareholders, directors, officers, employees, agents and attorneys, arising out of or in connection with this Deed of Trust or any related documents.

          Section 7.16 MODIFICATIONS. All modifications of any of the terms, provisions, conditions or requirements of the Notes, Security Instruments or any other related document must be in writing and signed by a Vice President of Beneficiary.

          Section 7.17 NOTICE. Any notice given hereunder or under the Notes or Security Instruments shall be given in accordance with the terms or provisions set forth in the Credit Agreement.

          Section 7.18 RESERVED.

          Section 7.19 NON-ASSIGNABILITY OF PROCEEDS. The loan proceeds provided for pursuant to the Notes and the Security Instruments are not assignable by the Grantors. The Notes and Security Instruments pertain to financial accommodations for the benefit of the Grantors and cannot be transferred to, assigned to or assumed by any other person or entity either voluntarily or by operation of law. In the event any Grantor becomes a debtor under the Bankruptcy Code of the United States or under the law of any foreign country, any trustee or debtor in possession may not assume or assign this agreement nor delegate the performance of any provision hereunder.

          Section 7.20 VENUE;  WAIVER OF JURY TRIAL.  The parties  hereto hereby
(i) consent to the personal jurisdiction of the state and federal courts located in the State of Minnesota in connection with any controversy related to this Deed of Trust; (ii) waives any argument that venue in any such forum is not convenient, (iii) agrees that any litigation initiated by any party in connection with this Deed of Trust or the other Loan Documents shall be venued in either the District Court of Hennepin County, Minnesota, or the United States District Court, District of Minnesota, Fourth Division; and (iv) agrees that a final judgment in any such suit, action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Notwithstanding the forgoing, nothing herein shall affect the right of the Lender to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction. THE PARTIES WAIVE ANY RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED ON OR PERTAINING TO THIS DEED OF TRUST.

          Section 7.21 SOLE DISCRETION OF LENDER. Wherever pursuant to any Security Instruments (a) Beneficiary exercises any right given to it to approve or disapprove, (b) any arrangement or term is to be satisfactory to Beneficiary, or (c) any other decision or determination is to be made by Beneficiary at its option or discretion, the decision of Beneficiary to approve or disapprove, all decisions that arrangements or terms are satisfactory or not satisfactory AND all other decisions and determinations made by Beneficiary, shall be in the sole and absolute discretion of Beneficiary and shall be final and conclusive, except as may be otherwise expressly and specifically provided in the Security Instrument.

         [The remainder of this page has been intentionally left blank.]

          IN TESTIMONY WHEREOF, Grantors have executed this document as of the date first above written.

                                   GRANTORS:
                                   --------

                                   OUR FOOD PRODUCTS GROUP, INC.

                                   By:  Julie P. Tedesco
                                      ------------------------------
                                   Name:  Julie P. Tedesco
                                        ----------------------------
                                   Title: CFO
                                         ---------------------------



THE STATE OF TEXAS      )
                        )
COUNTY  OF HAYS         )

          This instrument was acknowledged before me on the 31st day of May, 2000, by Julie Tedesco, the Chief Financial Officer of Our Food Products Group, Inc., a Texas corporation, on behalf of said corporation.


                                    /s/ Jay S. Fitzgerald
                                    ---------------------------------
                                    Notary Public, State of Texas

                                   EXHIBIT "A"

                              PROPERTY DESCRIPTION

                                    EXHIBIT B
                                       TO
           DEED OF TRUST, SECURITY AGREEMENT, AND FINANCING STATEMENT

                             PERMITTED ENCUMBRANCES



1. Electric Utility Easement from Texxstar Resources (USA), Inc. to Pedernales Electric Cooperative, Inc., recorded in Volume 953, Page 386, Hayes County Official Public Records.

2. Subject to the rights of others, if any, and in to the grave sites and the "Allen Cemetery": located on said property, as shown on surveyor's plat prepared by Bury and Pittman surveyors.

3. Easement Agreement dated July 21, 1992, from Texxstar Resources (USA), Inc. and The City of Buda, for public utilities, recorded in Volume 939, Page 640, Hayes County Official Public Records.

4. Wire fence protruding over portion of most northerly east line, as shown on surveyor's plat dated May 1, 1998 by Bury Pittman, Inc.

5. Overhead Electric lines crossing said tract as shown on surveyor's plat dated May 1, 1998 by Bury Pittman, Inc.

6. That certain Deed of Trust, Security Agreement and Assignment of Rents and Leases dated May 15, 1998, executed by Hamlin Food Products Group, Inc., recorded in Volume 1414, page 690, Hays County Official Public Records and that certain Financing Statement dated May 21, 1998, recorded in Document No. 9810148, Volume 1414, page 710, Hays County Official Public Records ("KBK Lien"), provided however that such liens shall at all times remain junior and subordinate to this Deed of Trust on such terms and conditions as required by Wells Fargo Business Credit, Inc.